Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bioethics, Ltd. (the “Company”) on Form 10-Q for the fiscal quarter ended March 31, 2010 as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Jed Beck, President, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2010	/s/ Jed Beck
Jed Beck
President, Chief Executive Officer and
Chief Financial Officer